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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20545

                                   FORM 8-K

                                CURRENT REPORT
                          PURSUANT TO SECTION 15 OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 1995

                     E. I. DU PONT DE NEMOURS AND COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   1-815              51-0014090
(STATE OR OTHER JURISDICTION       (COMMISSION        (I.R.S. EMPLOYER
       OF INCORPORATION)           FILE NUMBER)      IDENTIFICATION NO.)

                              1007 MARKET STREET
                          WILMINGTON, DELAWARE 19898
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 774-1000

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     In connection with the Prospectus Supplement Dated June 15, 1995 to the Prospectus dated May 25, 1994, of E. I. du Pont de Nemours and Company, regarding Debt Securities which may be offered on a delayed or continuous basis under a Registration Statement on Form S-3 (No. 33-53327), we hereby file the following documents:


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

   EXHIBIT
   NUMBER                                           DESCRIPTION OF EXHIBIT
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
1(a)                Form of Agency Agreement
1(b)                Form of letter of appointment of additional agents
4                   Forms of Notes


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       E. I. DU PONT DE NEMOURS AND COMPANY
                                                    (Registrant)

                                                   JOHN C. SARGENT
                                       ------------------------------------
                                                   JOHN C. SARGENT
                                             VICE PRESIDENT AND TREASURER
June 15, 1995

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                                EXHIBIT INDEX



  EXHIBIT
  NUMBER                                      DESCRIPTION
- -----------     ---------------------------------------------------------------------------------------------
1(a)            Form of Agency Agreement
1(b)            Form of letter of appointment of additional agents
4               Forms of Notes
